Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Large Cap Value Portfolio

(the “Portfolio”)

Supplement dated October 20, 2015 to the Summary Prospectus

dated July 29, 2015, as supplemented and amended to date

On October 13, 2015, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and American Century Investment Management Inc. (“American Century”) with respect to the Portfolio. The Board also terminated the current Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Portfolio. American Century will replace T. Rowe Price as a subadviser to a portion of the Portfolio effective October 26, 2015. SunAmerica will send a notice to shareholders of record as of October 26, 2015 that will explain how to access an Information Statement, which will include more information about American Century and the new Subadvisory Agreement.

On October 26, 2015, the following changes to the Prospectus will become effective:

Change in Subadviser and Portfolio Managers

The first paragraph and the table under the section entitled “Portfolio Summary: Large Cap Value Portfolio – Investment Adviser” are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by American Century Investment Management Inc. (“American Century”) and Wellington Management Company LLP (“Wellington Management”). SAAMCo directly manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

American Century
Brendan Healy, CFA	2015	Vice President and Portfolio Manager
Matt Titus, CFA	2015	Vice President and Portfolio Manager

Wellington Management
Ian R. Link, CFA	2008	Senior Managing Director and Equity Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.